Rule 497(e)

File Nos. 333-194043 and 811-07549

SCHWAB ONESOURCE CHOICE VARIABLE ANNUITY

An individual flexible premium variable annuity

Issued by

Great-West Life & Annuity Insurance Company

Supplement dated August 3, 2018

to the Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2018

This Supplement amends certain information contained in the Prospectus and SAI dated May 1, 2018.

Effective on or about August 24, 2018 (the “Effective Date”), the Great-West Loomis Sayles Bond Fund will be renamed the Great-West Multi-Sector Bond Fund. Therefore, as of the Effective Date, all references in the Prospectus and SAI to this Fund are amended to be references to the Great-West Multi-Sector Bond Fund.

This Supplement must be accompanied by, or read in conjunction with, the current Prospectus and

SAI dated May 1, 2018.

Please read this Supplement carefully and retain it for future reference.

REG103246-00

00214423